EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(In Thousands, Except Per Share Data) (Unaudited)

	9 MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2015	2014	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$12,406	$12,718	-2.45%
Return on Average Assets	1.32%	1.37%	-3.65%
Return on Average Equity	8.78%	9.18%	-4.36%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,232,531	$1,256,533	-1.91%
Available-for-Sale Securities	461,713	508,253	-9.16%
Loans (Net)	672,449	621,960	8.12%
Allowance for Loan Losses	7,416	7,449	-0.44%
Deposits and Repo Sweep Accounts	966,856	988,294	-2.17%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	152,275	150,695	1.05%
Trust Assets Under Management	790,215	812,376	-2.73%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.02	$1.02	0.00%
Net Income - Diluted	$1.01	$1.02	-0.98%
Dividends	$0.78	$0.78	0.00%
Common Book Value	$15.60	$15.14	3.04%
Tangible Common Book Value	$14.62	$14.17	3.18%
Market Value (Last Trade)	$19.52	$19.00	2.74%
Market Value / Common Book Value	125.13%	125.50%	-0.29%
Market Value / Tangible Common Book Value	133.52%	134.09%	-0.43%
Price Earnings Multiple (Annualized)	14.35	13.97	2.72%
Dividend Yield (Annualized)	5.33%	5.47%	-2.56%
Common Shares Outstanding, End of Period	12,187,033	12,339,120	-1.23%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.59%	14.05%	3.84%
Nonperforming Assets / Total Assets	1.28%	1.45%	-11.72%
Allowance for Loan Losses / Total Loans	1.09%	1.18%	-7.63%
Total Risk Based Capital Ratio (a)	24.63%	27.42%	-10.18%
Tier 1 Risk Based Capital Ratio (a)	23.47%	26.09%	-10.04%
Common Equity Tier 1 Risk Based Capital Ratio (a)	23.47%
Leverage Ratio (a)	13.95%	13.78%	1.23%

AVERAGE BALANCES
Average Assets	$1,249,156	$1,236,883	0.99%
Average Equity	$188,305	$184,699	1.95%

(a) Capital ratios for the most recent period are estimated. The Common Equity Tier 1 Risk Based Capital Ratio became applicable to the Corporation in the first quarter 2015.

1

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands) (Unaudited)	For the Three Months Ended:
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2015	2015	2015	2014	2014	2014	2014
Interest income	$11,134	$11,186	$11,163	$11,468	$11,572	$11,563	$11,406
Interest expense	1,126	1,176	1,213	1,257	1,287	1,290	1,288
Net interest income	10,008	10,010	9,950	10,211	10,285	10,273	10,118
Provision (credit) for loan losses	302	221	3	123	218	446	(311)
Net interest income after provision (credit) for loan losses	9,706	9,789	9,947	10,088	10,067	9,827	10,429
Other income	3,961	3,962	3,487	3,802	3,887	3,980	3,751
Net gains on available-for-sale securities	79	932	74	210	760	103	31
Loss on prepayment of borrowings	0	910	0	0	0	0	0
Other expenses	8,117	7,964	8,464	8,250	9,036	8,347	8,524
Income before income tax provision	5,629	5,809	5,044	5,850	5,678	5,563	5,687
Income tax provision	1,395	1,452	1,229	1,482	1,411	1,400	1,399
Net income	$4,234	$4,357	$3,815	$4,368	$4,267	$4,163	$4,288
Net income per share – basic	$0.35	$0.36	$0.31	$0.35	$0.34	$0.33	$0.35
Net income per share – diluted	$0.35	$0.36	$0.31	$0.35	$0.34	$0.33	$0.34

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2015	2015	2014	2014
ASSETS
Cash & Due from Banks	$32,221	$35,405	$36,047	$55,439
Available-for-Sale Securities	461,713	497,111	516,807	508,253
Loans Held for Sale	76	192	0	418
Loans, Net	672,449	656,518	623,209	621,960
Intangible Assets	11,978	11,983	11,994	12,003
Other Assets	54,094	54,513	53,906	58,460
TOTAL ASSETS	$1,232,531	$1,255,722	$1,241,963	$1,256,533

LIABILITIES
Deposits	$961,112	$978,449	$967,989	$981,529
Repo Sweep Accounts	5,744	4,806	5,537	6,765
Total Deposits and Repo Sweeps	966,856	983,255	973,526	988,294
Borrowed Funds	67,342	77,916	73,060	73,131
Other Liabilities	8,233	7,578	7,015	8,234
TOTAL LIABILITIES	1,042,431	1,068,749	1,053,601	1,069,659

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income/ Loss	183,978	182,887	183,002	182,837
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	6,116	4,077	5,281	3,940
Defined Benefit Plans Adjustment, Net	6	9	79	97
TOTAL SHAREHOLDERS' EQUITY	190,100	186,973	188,362	186,874
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,232,531	$1,255,722	$1,241,963	$1,256,533

2

AVAILABLE-FOR-SALE SECURITIES	September 30, 2015		June 30, 2015		December 31, 2014
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$15,664	$15,621	$27,189	$26,871	$27,221	$26,676
Obligations of states and political subdivisions:
Tax-exempt	108,115	112,396	115,908	119,749	120,086	124,839
Taxable	34,464	35,124	34,872	35,135	33,637	33,878
Mortgage-backed securities	71,681	72,697	76,323	76,790	82,479	83,903
Collateralized mortgage obligations, Issued by U.S. Government agencies	216,981	218,052	231,148	230,794	239,620	238,823
Other collateralized debt obligations	34	34	34	34	34	34
Total debt securities	446,939	453,924	485,474	489,373	503,077	508,153
Marketable equity securities	5,365	7,789	5,365	7,738	5,605	8,654
Total	$452,304	$461,713	$490,839	$497,111	$508,682	$516,807

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2015	2015	2014	2014
Residential mortgage:
Residential mortgage loans - first liens	$298,096	$294,978	$291,882	$290,943
Residential mortgage loans - junior liens	20,601	21,502	21,166	21,843
Home equity lines of credit	39,572	39,140	36,629	35,975
1-4 Family residential construction	23,633	19,651	16,739	16,895
Total residential mortgage	381,902	375,271	366,416	365,656
Commercial:
Commercial loans secured by real estate	135,760	135,063	145,878	144,410
Commercial and industrial	72,011	61,427	50,157	50,615
Political subdivisions	40,186	40,908	17,534	14,823
Commercial construction and land	6,852	7,826	6,938	9,069
Loans secured by farmland	7,521	7,565	7,916	8,542
Multi-family (5 or more) residential	8,194	8,561	8,917	9,092
Agricultural loans	4,588	4,287	3,221	3,284
Other commercial loans	12,691	12,809	13,334	13,620
Total commercial	287,803	278,446	253,895	253,455
Consumer	10,160	10,101	10,234	10,298
Total	679,865	663,818	630,545	629,409
Less: allowance for loan losses	(7,416)	(7,300)	(7,336)	(7,449)
Loans, net	$672,449	$656,518	$623,209	$621,960

Loans Held for Sale
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2015	2015	2014	2014
Residential mortgage loans originated and serviced - outstanding balance	$152,351	$151,324	$152,505	$151,113
Less: outstanding balance of loans sold	(152,275)	(151,132)	(152,505)	(150,695)
Loans held for sale, net	$76	$192	$0	$418

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2015	2015	2015	2014
Balance, beginning of period	$7,300	$7,134	$7,336	$8,663
Charge-offs	(197)	(77)	(496)	(1,881)
Recoveries	11	22	50	314
Net charge-offs	(186)	(55)	(446)	(1,567)
Provision for loan losses	302	221	526	353
Balance, end of period	$7,416	$7,300	$7,416	$7,449

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2015	2015	2014	2014
Impaired loans with a valuation allowance	$1,963	$3,880	$3,241	$4,059
Impaired loans without a valuation allowance	7,812	7,764	9,075	10,035
Total impaired loans	$9,775	$11,644	$12,316	$14,094

Total loans past due 30-89 days and still accruing	$4,780	$3,803	$7,121	$5,458

Nonperforming assets:
Total nonaccrual loans	$11,632	$12,060	$12,610	$13,722
Total loans past due 90 days or more and still accruing	2,833	2,529	2,843	2,602
Total nonperforming loans	14,465	14,589	15,453	16,324
Foreclosed assets held for sale (real estate)	1,363	1,223	1,189	1,888
Total nonperforming assets	$15,828	$15,812	$16,642	$18,212

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,043	$1,119	$1,807	$1,834
Nonperforming	5,182	5,216	5,388	6,172
Total TDRs	$6,225	$6,335	$7,195	$8,006

Total nonperforming loans as a % of loans	2.13%	2.20%	2.45%	2.59%
Total nonperforming assets as a % of assets	1.28%	1.26%	1.34%	1.45%
Allowance for loan losses as a % of total loans	1.09%	1.10%	1.16%	1.18%
Allowance for loan losses as a % of nonperforming loans	51.27%	50.04%	47.47%	45.63%

4

Analysis of Average Daily Balances and Annualized Rates

(Dollars in Thousands)

	3 Months	Annualized	3 Months	Annualized	3 Months	Annualized
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2015	Return/	6/30/2015	Return/	9/30/2014	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$361,481	2.02%	$389,705	2.06%	$381,833	2.16%
Tax-exempt	111,735	5.14%	116,421	5.33%	123,949	5.22%
Total available-for-sale securities	473,216	2.75%	506,126	2.81%	505,782	2.91%
Interest-bearing due from banks	19,774	0.46%	21,970	0.46%	35,133	0.37%
Loans held for sale	245	8.10%	145	8.30%	263	7.54%
Loans receivable:
Taxable	610,516	5.10%	592,188	5.25%	587,799	5.43%
Tax-exempt	63,219	4.50%	49,026	4.88%	38,537	5.48%
Total loans receivable	673,735	5.05%	641,214	5.22%	626,336	5.43%
Total Earning Assets	1,166,970	4.04%	1,169,455	4.09%	1,167,514	4.19%
Cash	16,961		17,072		17,361
Unrealized gain/loss on securities	7,015		10,260		7,810
Allowance for loan losses	(7,376)		(7,226)		(7,332)
Bank premises and equipment	15,808		16,095		16,581
Intangible Asset - Core Deposit Intangible	38		44		64
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,294		38,065		40,201
Total Assets	$1,249,652		$1,255,707		$1,254,141

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$197,189	0.11%	$199,373	0.11%	$186,034	0.12%
Money market	202,106	0.15%	196,537	0.15%	202,536	0.14%
Savings	128,939	0.10%	128,879	0.10%	123,447	0.10%
Certificates of deposit	125,886	0.66%	122,634	0.67%	137,136	0.76%
Individual Retirement Accounts	109,661	0.41%	111,765	0.41%	120,079	0.40%
Other time deposits	1,514	0.26%	1,125	0.00%	1,525	0.00%
Total interest-bearing deposits	765,295	0.25%	760,313	0.25%	770,757	0.28%
Borrowed funds:
Short-term	12,972	0.28%	9,185	0.22%	5,325	0.07%
Long-term	62,876	3.98%	69,211	4.01%	73,162	4.03%
Total borrowed funds	75,848	3.34%	78,396	3.57%	78,487	3.76%
Total Interest-bearing Liabilities	841,143	0.53%	838,709	0.56%	849,244	0.60%
Demand deposits	212,022		220,839		208,773
Other liabilities	8,803		7,756		10,975
Total Liabilities	1,061,968		1,067,304		1,068,992
Stockholders' equity, excluding other comprehensive income/loss	183,116		181,683		180,042
Other comprehensive income/loss	4,568		6,720		5,107
Total Stockholders' Equity	187,684		188,403		185,149
Total Liabilities and Stockholders' Equity	$1,249,652		$1,255,707		$1,254,141
Interest Rate Spread		3.51%		3.53%		3.59%
Net Interest Income/Earning Assets		3.66%		3.69%		3.75%

Total Deposits (Interest-bearing and Demand)	$977,317		$981,152		$979,530

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

5

Analysis of Average Daily Balances and Annualized Rates

(Dollars in Thousands)

	9 Months	Annualized	9 Months	Annualized
	Ended	Rate of	Ended	Rate of
	9/30/2015	Return/	9/30/2014	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$379,666	2.08%	$366,853	2.18%
Tax-exempt	115,255	5.27%	124,508	5.34%
Total available-for-sale securities	494,921	2.82%	491,361	2.98%
Interest-bearing due from banks	22,886	0.43%	32,798	0.39%
Loans held for sale	160	8.36%	222	7.83%
Loans receivable:
Taxable	595,170	5.24%	589,607	5.47%
Tax-exempt	51,468	4.80%	38,203	5.64%
Total loans receivable	646,638	5.20%	627,810	5.48%
Total Earning Assets	1,164,605	4.10%	1,152,191	4.27%
Cash	16,723		17,052
Unrealized gain/loss on securities	9,287		5,719
Allowance for loan losses	(7,331)		(8,166)
Bank premises and equipment	16,050		16,915
Intangible Asset - Core Deposit Intangible	44		74
Intangible Asset - Goodwill	11,942		11,942
Other assets	37,836		41,156
Total Assets	$1,249,156		$1,236,883

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$196,109	0.11%	$181,580	0.12%
Money market	197,852	0.15%	198,987	0.14%
Savings	128,561	0.10%	121,257	0.10%
Certificates of deposit	123,523	0.68%	136,748	0.81%
Individual Retirement Accounts	111,729	0.41%	121,143	0.39%
Other time deposits	1,150	0.12%	1,161	0.00%
Total interest-bearing deposits	758,924	0.26%	760,876	0.29%
Borrowed funds:
Short-term	9,417	0.21%	6,696	0.14%
Long-term	68,332	4.01%	73,231	4.03%
Total borrowed funds	77,749	3.55%	79,927	3.71%
Total Interest-bearing Liabilities	836,673	0.56%	840,803	0.61%
Demand deposits	215,949		202,336
Other liabilities	8,229		9,045
Total Liabilities	1,060,851		1,052,184
Stockholders' equity, excluding other comprehensive income/loss	182,252		180,912
Other comprehensive income/loss	6,053		3,787
Total Stockholders' Equity	188,305		184,699
Total Liabilities and Stockholders' Equity	$1,249,156		$1,236,883
Interest Rate Spread		3.54%		3.66%
Net Interest Income/Earning Assets		3.69%		3.82%

Total Deposits (Interest-bearing and Demand)	$974,873		$963,212

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

6

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2015	2015	2014	2015	2014
Service charges on deposit accounts	$1,302	$1,305	$1,275	$3,629	$3,812
Service charges and fees	137	123	144	373	405
Trust and financial management revenue	1,123	1,241	1,140	3,478	3,325
Brokerage revenue	215	206	213	640	682
Insurance commissions, fees and premiums	24	23	44	87	103
Interchange revenue from debit card transactions	482	500	504	1,456	1,474
Net gains from sales of loans	243	183	141	573	557
Increase (decrease) in fair value of servicing rights	13	(33)	(17)	(137)	35
Increase in cash surrender value of life insurance	95	102	99	294	278
Net (loss) gain from premises and equipment	(1)	0	9	(1)	8
Other operating income	328	312	335	1,018	939
Total other operating income, before realized gains on available-for-sale securities, net	$3,961	$3,962	$3,887	$11,410	$11,618

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2015	2015	2014	2015	2014
Salaries and wages	$3,744	$3,603	$4,348	$10,834	$11,559
Pensions and other employee benefits	1,016	935	1,091	3,336	3,563
Occupancy expense, net	623	640	646	1,985	2,002
Furniture and equipment expense	477	467	461	1,398	1,399
FDIC Assessments	155	148	151	454	444
Pennsylvania shares tax	311	317	336	877	1,014
Professional fees	128	113	135	363	427
Automated teller machine and interchange expense	234	255	239	735	668
Software subscriptions	209	211	184	617	575
Other operating expense	1,220	1,275	1,445	3,946	4,256
Total noninterest expense, before loss on prepayment of borrowings	8,117	7,964	9,036	24,545	25,907
Loss on prepayment of borrowings	0	910	0	910	0
Total noninterest expense	$8,117	$8,874	$9,036	$25,455	$25,907

7